 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A
(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2018

Security Land and Development Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-7865	58-1088232
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2816 Washington Road, 103

Augusta, GA 30909

  (Address of Principal Executive Office) (Zip Code)

(706) 736-6334

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

                This form 8-K/A is being filed as an amendment ("Amendment No. 1") to the Current Report of Form 8-K filed by Security Land and Development Corporation (the "Company") on December 26, 2018 disclosing the completion of the acquisition of a long-term ground lease with an established national retailer that is currently occupying the premises on December 20, 2018 (the "Original Filing").  This Amendment No. 1 amends the Original Filing to include the Historical Summary financial statements required under Item 9.01(a) and Pro Forma Combined Financial Information required under Item 9.01(b) of Form 8-K, both of which are included as Exhibit 99.1 herein.

Item 9.01             Financial Statements and Exhibits

Exhibit No.	Description
99.1	Report on Historical Summary and Unaudited Pro Forma Combined Financial Information

    SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: March 8, 2019	BY: /S/ T. GREENLEE FLANAGIN
T. GREENLEE FLANAGIN, PRESIDENT
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER